Securities and Exchange Commission

Washington, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

KAMA RESOURCES, INC.

(Exact name of registrant as specified in charter)

Nevada (State or jurisdiction of incorporation or organization)	N/A (I.R.S. Employer Identification No.)

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Suite 1707-B, 17th Floor, CTS Center

219 Zhong Shan Wu Road Guangzhou, China 510030

  (Address of principal executive offices)     (Zip Code)

Issuer's telephone number, including area code:  8613808821282

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c) check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box. [x]

Securities Act registration statement file number to which this form relates: 333-162201

Securities to be registered pursuant to Section 12(b) of the act:

None

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock ($0.01 par value) (Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. Description of Registrant’s Securities to be Registered.

This description is contained in Registrant’s Registration Statement on Form S-1, as amended, and as declared effective by the Securities and Exchange Commission on September 11, 2012 [SEC File Number 333-164206)

ITEM 2. Exhibits.

3. Articles of Incorporation & By-Laws(1) a) Articles of Incorporation (1) b) Bylaws (1)

(1)	Previously filed as an Exhibit to Kama Resources, Inc..’ registration statement on Form S-1 filed with the Securities and Exchange Commission on January 5, 2010.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

September 25, 2012

KAMA RESOURCES, INC.

(Registrant)

By /s/ Dayong Sun

Dayong Sun

Chief Executive Officer